SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Revised Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X] [ ] [ ] [ ] [ ]

Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-2

DIVERSIFIED SENIOR SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) (2) (3) (4) (5)

Title of each class of secruties to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

[ ] [ ]

Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) (2) (3) (4)

Amount Previously Paid:_______________________
Form, Schedule or Registration Statement No.:__________________________
Filing Party:_________________________________
Date Filed:__________________________________

REVISED PRELIMINARY PROXY STATEMENT REFLECTING A CHANGE IN THE DATE OF THE SPECIAL MEETING OF THE COMPANY (CHANGES IN THE TEXT HAVE BEEN NOTED BY BOLD, UNDERSCORED TEXT)

DIVERSIFIED SENIOR SERVICES, INC.
915 WEST FOURTH STREET
WINSTON-SALEM, NORTH CAROLINA 27101

                                                      December 27, 2000

To our Shareholders:

           You are cordially invited to attend a Special Meeting of Shareholders of Diversified Senior Services, Inc. at 10:00 A.M., local time , on January 19, 2001, at the offices of the Company, 915 West Fourth Street, Winston-Salem, North Carolina to approve a 1 for 4 reverse stock split the Company's Common Stock.

           The Board of Directors has fixed the close of business on December 26, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments postponements thereof.

           It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

William G. Benton
Chairman of the Board

REVISED PRELIMINARY PROXY STATEMENT REFLECTING A CHANGE IN THE DATE OF THE SPECIAL MEETING OF THE COMPANY (CHANGES IN THE TEXT HAVE BEEN NOTED BY BOLD, UNDERSCORED TEXT)

DIVERSIFIED SENIOR SERVICES, INC.
915 WEST FOURTH STREET
WINSTON-SALEM, NORTH CAROLINA 27101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 19, 2001

           NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Diversified Senior Services, Inc. (the "Company") will be held at the offices of Diversified Senior Services, Inc., 915 West Fourth Street, Winston-Salem, North Carolina, on January 19, 2001 at 10:00 A.M., local time, for the purpose of approving the adoption of an amendment to the Company’s Articles of Incorporation providing for a 1 for 4 reverse split of the Company’s Common Stock.

           A Proxy Statement and form of Proxy are enclosed herewith. Common Shareholders of record at the close of business on December 26, 2000 will be entitled to notice of and to vote at the meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the meeting. A complete list of the Shareholders entitled to vote will be available beginning December 26, 2000 for inspection by any Shareholder or her representative, for any purpose germane to the meeting, during ordinary business hours, at the executive offices of the Company. The Shareholder list will remain available through the date of the Special Meeting. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the meeting.

           In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposal at the time of the meeting, the meeting may be adjourned by a vote of the majority of the votes cast by the Shareholders entitled to vote thereon.

           The Board of Directors of Diversified Senior Services, Inc. hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may vote your stock personally even though you have sent in your Proxy.

By Order of the Board of Directors, JOANNE RAGAN SECRETARY

REVISED PRELIMINARY PROXY STATEMENT REFLECTING A CHANGE IN THE DATE OF THE SPECIAL MEETING OF THE COMPANY (CHANGES IN THE TEXT HAVE BEEN NOTED BY BOLD, UNDERSCORED TEXT)

Winston-Salem, North Carolina
December 27, 2000

PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING FORM OF PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

DIVERSIFIED SENIOR SERVICES, INC.
915 WEST FOURTH STREET
WINSTON-SALEM, NORTH CAROLINA 27101

PRELIMINARY COPY OF PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be Held January 19, 2001

           Your vote is very important. For this reason the Board of Directors is requesting that you allow your Common Stock to be represented at the Special Meeting by the Proxies named in the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board of Directors by the Company’s management. The Proxy Statement is being sent to Shareholders on or about December 27, 2000.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE: You are entitled to vote your Common Stock if our records showed that you held your stock as of December 26, 2000. At the close of business on December 26, 2000, _________ shares of no par value Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed Proxy Card shows the number of shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

VOTING BY PROXY: If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your shares voted. If you hold your shares in your own name as a holder of record, you may instruct the Proxies how to vote your Common Stock by signing, dating and mailing the Proxy Card in the postage paid envelope included with this Proxy Statement. Of course, you can always come to the meeting and vote your shares in person. If you give voting instructions on your Proxy Card, the Proxies will vote your shares in accordance with those instructions. If you sign and return your Proxy Card without giving specific voting instructions, your shares will be voted as recommended by the Board of Directors. The Company is not now aware of any other matters to be presented except for those described in this Proxy Statement. If any matters not described in this Proxy Statement are presented at the meeting, the Proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the Proxies may vote your shares on the new meeting date unless you have revoked your proxy instructions.

HOW TO REVOKE PROXY INSTRUCTIONS: To revoke your proxy instructions, you must either (1) inform the Secretary in writing before your shares have been voted by the Proxies at the meeting, (2) deliver later proxy instructions, or (3) attend the meeting and vote your shares in person.

HOW VOTES ARE COUNTED: The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters presented to the meeting.

COST OF THIS PROXY SOLICITATION: The Company will pay the cost of the proxy solicitation, which is expected to be the normal amount spent for a proxy solicitation. The solicitation will be by mail. Certain officers and regular employees of the Company may solicit proxies by letter, telephone and personal interview. No additional compensation will be paid for these activities. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

ATTENDING THE SPECIAL MEETING: The Special Meeting will be held on January 19, 2001 at 10:00 A.M. local time at the offices of Diversified Senior Services, Inc., 915 West Fourth Street, Winston-Salem, North Carolina. If you are a beneficial owner of Common Stock held by a bank or a broker (i.e., in "street name") and you want to vote your shares in person at the meeting, you will have to get a proxy in your name from the registered holder.

DISPOSITION OF THE COMPANY'S LARGEST SHAREHOLDER: The Company's largest shareholder, Taylor House Enterprises Limited (“THE”), owns or otherwise through affiliates controls _____ shares of Common Stock, which represents approximately ___% of the outstanding Common Stock of the Company. THE and its affiliates intend to vote their shares in favor of Proposal 1, the Reverse Split.

1

PROPOSAL 1: APPROVAL OF A 1 for 4 REVERSE STOCK SPLIT

           The Company’s Board of Directors has adopted a resolution to effect a 1 for 4 reverse stock split of its Common Stock (“Reverse Split”). If the Reverse Split is approved by the Shareholders, on the effective date of the Reverse Split (the “Effective Date”), the number of shares of Common Stock held by each Shareholder will be deemed automatically, without further action on the part of the Shareholders, to represent one-fourth of the number of shares of Common Stock owned immediately prior to the Reverse Split adjusted, as described below, for any fractional shares. Provisions for the Reverse Split are contained in an Amendment to the Company’s Articles of Incorporation (the “Amendment”) which is attached as Exhibit A to this Proxy Statement.

REASONS FOR THE REVERSE SPLIT

           Since January 14, 1998, the Common Stock has been listed and traded on the Nasdaq SmallCap Market. One of the Nasdaq SmallCap Market’s continued listing standards requires that a listed company’s stock trade generally at a bid price of $1.00 or greater. On November 10, 2000, the Company received a letter of notification from Nasdaq stating that because the Company’s Common Stock had traded below the $1.00 minimum bid price for 30 consecutive trading days, the Company was out of compliance with the $1.00 bid requirement for continued Nasdaq SmallCap Market listing. The Nasdaq letter allows the Company 90 days to regain compliance, ending February 8, 2001, during which the Company’s Common Stock must bid at $1.00 per share or higher for a period of ten consecutive trading days. If the Company’s Common Stock bids at least $1.00 per share for ten consecutive trading days during the 90 days, Nasdaq Staff will determine if the Company complies with the rule. If the Company’s Common Stock does not bid at least $1.00 per share for ten consecutive days during the 90 days, the Common Stock will be delisted from the Nasdaq SmallCap Market.

           The Board of Directors believes that by effecting a 1 for 4 reverse split of the Common Stock, there would be a greater possibility than currently exists that the Company could regain compliance with the $1.00 bid requirement.

           The Board of Directors has determined that continued listing of the Common Stock on the Nasdaq SmallCap Market would be in the best interest of the Shareholders. If the Common Stock were removed from the Nasdaq SmallCap Market, trading would be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the Nasdaq SmallCap Market inclusion requirements, or in the “pink sheets.” Market interest in the Common Stock most likely would decrease significantly because investors would find it more difficult to obtain accurate price quotations of the Common Stock. In addition, if the Common Stock is removed from the Nasdaq SmallCap Market, it would be subject to certain rules that impose additional broker-dealer sales practice requirements. Consequently, removal of the Common Stock from the Nasdaq SmallCap Market could affect the ability or willingness of broker-dealers to sell the Common Stock, and the ability of Shareholders to sell their Common Stock in the market.

           There can be no assurance that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split or that a post-Reverse Split market price of at least $1.00 per share can be achieved or maintained. Also, the $1.00 minimum bid price is only one of a number of Nasdaq SmallCap Market listing standards and, even if the Company achieves a minimum bid price of $1.00 or more, there can be no assurance that the Company will be able to maintain the other requirements for continued inclusion on the Nasdaq SmallCap Market. Additionally, it is possible that the liquidity of the Common Stock after the Reverse Split may be adversely affected by the reduced number of shares outstanding. In addition, the Reverse Split might leave some Shareholders with one or more “odd lots” of Common Stock (stock in amounts of less than 100 shares), which may be more difficult to sell or require greater commission per share to sell than shares in round lots of 100.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

           The shares of the Company’s Common Stock are currently listed on the Nasdaq SmallCap Market under the symbol “DISS.” On the Record Date, the reported closing price of the Common Stock was $___. The Company has __________ shares of Common Stock outstanding as of the Record Date. The 1 for 4 reverse split would have the effect of reducing the number of shares of Common Stock outstanding to __________. The number of shares of capital stock authorized by the Company’s Articles of Incorporation will not be changed by the Amendment. The Articles of Incorporation, as amended, currently authorize the Company to issue up to 100,000,000 shares of common stock, no par value per share and 100,000,000 shares of preferred stock, no par value per share. As of the date of this Proxy Statement, the Company had issued and outstanding __________ shares of Common Stock and __________ shares of preferred stock (the “Preferred Stock”). Except for adjustments with respect to conversion price, the Company's Preferred Stock and its conversion features will not be affected by the Reverse Split.

           Additionally, the Company’s outstanding warrants and options for the future issuance of Common Stock provide for proportionate adjustment of the number of shares issuable and exercise price in the event of a stock split such as the Reverse Split. The number of shares of Common Stock reserved for issuance under the Company's 1997 Stock Incentive Plan (the “Plan”) which are not subject to outstanding options will be affected such that the Committee in charge of administering the Plan will adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee deems necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as will reasonably be determined by the Committee. If, and to the extent that the Company issues additional shares of Common Stock subsequent to the Effective Date, each Shareholder’s percentage ownership in the Company and proportionate voting power will be reduced. Except for changes resulting from the Reverse Split as described herein, the rights and privileges of holders of shares of Common Stock would remain unchanged, and implementation of the Reverse Split would not result in any change of the relative equity interest in the Company, the voting power or the rights and privileges of the holders of Common Stock.

           If the Reverse Split is implemented, then the decrease in number of shares of Common Stock outstanding and reserved for issuance pursuant to the exercise of outstanding options and warrants and the conversion of the Preferred Stock will result in an increase in the number of shares of Common Stock available for issuance by the Board of Directors for raising additional capital, stock options and warrants, acquisitions, stock splits, stock dividends or other corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted. Like the presently authorized but unissued shares of Common Stock, the additional shares of Common Stock which would become available for issuance upon the implementation of the Reverse Split would be available for issuance without further action by the Company’s Shareholders, unless such action is required by applicable law or rules of Nasdaq or any other stock exchange or stock market on which the Common Stock may be listed in the future. Holders of Common Stock have no preemptive rights to subscribe to or for any additional shares of the Company. Except in certain cases such as stock dividends, the issuance of additional shares of Common Stock would have the effect of diluting the voting power of existing Shareholders. The Company has no present arrangements, commitments, understandings or agreements with respect to the sale or issuance of any additional shares of Common Stock, except in connection with outstanding options and warrants and the [Preferred Stock].

           The Company’s management is not aware of any present efforts of any persons to accumulate Common Stock or to obtain control of the Company, and the proposed Reverse Split is not intended to be an anti-takeover device.

FRACTIONAL SHARES

           If the Reverse Split is implemented, no fractional shares of post-split Common Stock will be issued. All fractional shares will be increased to the next highest whole share.

EXCHANGE OF CERTIFICATES

           If the Amendment is approved by the Shareholders and implemented by the Board of Directors, then as soon as practicable after the Effective Date, Shareholders will exchange their certificates representing shares of pre-split Common Stock (“Pre-Split Certificates”) for certificates representing the number of shares of post-split Common Stock into which the shares of pre-split Common Stock have been converted as a result of the Reverse Split. After the Effective Date, each Shareholder will receive a letter of transmittal from the Company’s transfer agent, containing the necessary materials and instructions. From and after the Effective Date, each Pre-Split Certificate will, until surrendered in exchange as described above, be deemed for all corporate purposes after the Effective Date to evidence ownership of one-fourth the number of shares of Common Stock identified thereon. The Company will pay all of the expenses in connection with the exchange of certificates. No service charges will be payable by holders of shares of the Company’s Common Stock. DO NOT SEND STOCK CERTIFICATES TO THE COMPANY OR TO THE TRANSFER AGENT AT THIS TIME. NOTIFICATION OF THE DETAILED PROCEDURES FOR EFFECTING THE EXCHANGE IF THE REVERSE SPLIT IS APPROVED AND IMPLEMENTED WILL BE PROVIDED AT A LATER DATE.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          The following discussion summarizes the material United States Federal income tax consequences of the Reverse Split to holders of the Company’s Common Stock. This summary is based on existing statutes, as well as judicial and administrative interpretations thereof, all of which are subject to change, including changes which may be retroactive. This summary does not address all aspects of United States Federal income taxation that may be relevant to a particular Shareholder. Moreover, substantial uncertainties exist with respect to various United States Federal income tax consequences of the contemplated transactions. We will not request any opinion of counsel or ruling from the Internal Revenue Service (“IRS”) with respect to any such uncertainties. Accordingly, no assurance can be given that the IRS will not challenge any of the tax positions described herein or that such a challenge will not be successful.

          The discussion below does not address the foreign, state or local tax consequences of the contemplated transactions, nor does it specifically address the tax consequences to taxpayers subject to special treatment under the United States Federal income tax laws (including dealers in securities and currencies, pass-through entities, life insurance companies, tax-exempt organizations, financial institutions, regulated investment companies, taxpayers subject to the alternative minimum tax, persons that hold Common Stock as part of an integrated investment (including a “straddle”) consisting of Common Stock and one or more other positions, foreign corporations, foreign partnerships, foreign trusts, foreign estates, and other persons who, for United States Federal income tax purposes, are not citizens or residents of the United States, or persons whose functional currency is other than the United States dollar). The discussion below assumes the Common Stock is and will be held as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

          The Company intends to treat the Reverse Split as a tax-free recapitalization described in Section 368(a)(1)(E) of the Code. In addition, the Company believes the Reverse Split is an isolated transaction and is not part of a plan to increase the proportionate ownership of any Shareholder in the assets or earnings and profits of the Company. Accordingly, except as discussed below, the Company believes that:

1. A Shareholder will not recognize any gain or loss as a result of the Reverse Split.

2. A Shareholder’s aggregate tax basis for shares of post-Reverse Split Common Stock received will equal such Shareholder’s aggregate tax basis in the pre-Reverse Split Common Stock surrendered.

3. A Shareholder’s holding period in the shares of post-Reverse Split Common Stock received will include the holding period of the pre-Reverse Split Common Stock surrendered.

4 The Company will not recognize any gain or loss as a result of the reverse Split.

          The tax treatment of a Shareholder receiving a share of post-Reverse Split Common Stock a portion of which is attributable to the rounding up of any fractional shares is unclear. The Company believes that the tax treatment described above should apply to all shares of post-Reverse Split Common Stock received by a Shareholder (including any share received as a result of rounding up). However, it is possible that the IRS may claim that a Shareholder should recognize income or gain to the extent any portion of a share of post-Reverse Split Common Stock received is attributable to rounding. Any Shareholder receiving a share of post-Reverse Split Common Stock that reflects rounding should consult his, her or its own tax advisor for the proper tax treatment of the portion of such share that represents rounding.

EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE SPLIT STOCK SPLIT TO SUCH SHAREHOLDER.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 26, 2000, with respect to beneficial ownership of the Common Stock by each director and executive officer of the Company, each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, and by all officers and directors of the Company as a group. Unless otherwise noted, each stockholder has sole investment and voting power over the shares owned.

          NAME/ADDRESS                    TITLE OF CLASS OWNED      AMOUNT OWNED          % OF VOTING
                                                                                        SECURITIES OWNED
Taylor House Enterprises Limited            Common Stock              _________          ____% (1)(2)
William G. Benton                           Common Stock              _________          ____% (1)(3)
Susan L. Christiansen                       Common Stock                _______           ___% (1)(4)
G.L. Clark, Jr.                             Common Stock                _______           ___% (1)(5)
Perry C. Craven                             Common Stock                _______                  *(1)
Walter H. Ettinger, Jr.                     Common Stock                 ______                  *(1)
Deborah O. Robinson                         Common Stock                 ______               *(1)(6)
Sandra T. Walker                            Common Stock                  _____                  *(1)
Bernie Gawley                               Common Stock                  _____                  *(1)
Austinvest Anstalt Balzers                  Common Stock              _________       __%  (7)(8)(10)
Esquire Trade & Finance, Inc.               Common Stock              _________       __%  (7)(9)(10)
All Directors and executive officers as a   Common Stock              _________                 ____%
group (6 persons)

(1) The address of all persons listed is 915 West Fourth Street, Winston-Salem, NC 27101.

(2) As described in notes 3 through 5 below, the shares owned by THE are beneficially owned primarily by the executive officers of the Company.

(3) Mr. Benton owns, directly or indirectly, ____% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Benton owns ______ directly and has options for ______ shares.

(4) Ms. Christiansen owns, directly or indirectly, ____% of the issued and outstanding shares of THE. In addition to her beneficial interest in the shares owned by THE, Ms. Christiansen owns ______ shares directly and has options for _____ shares.

(5) Mr. Clark owns, directly or indirectly, ____% of the issued and outstanding shares of THE. In addition to his beneficial interest in the shares owned by THE, Mr. Clark owns ______ shares directly and has options for _____ shares.

(6) Ms. Robinson owns, directly or indirectly, ____% of the issued and outstanding shares of THE. In addition to her beneficial interest in the shares owned by THE, Ms. Robinson owns _____ shares directly and has options for ________ shares.

(7) The address of the indicated persons is c/o LH Financial, 160 Central Park South, Suite 1312, New York, NY 10019.

(8) The shares owned by Austinvest Anstalt Balzers include _______ shares of Common Stock from conversion of ___ shares of Series B preferred stock on March 3, 2000 and _________ shares of Common Stock that may be obtained by Austinvest Anstalt Balzers upon conversion of its remaining Series B preferred stock at a conversion price equal to the lowest per share market value during the thirty trading days prior to the conversion date, or $____ per share, whichever is lower. For purposes of this disclosure the conversion price was based on the lowest per share market value for the thirty trading days ending December 26, 2000, which was $_____ per share.

(9) The shares owned by Esquire Trade & Finance, Inc. include ______ shares of Common Stock from conversions of Series B preferred stock on February 25, 2000 and March 3, 2000 and ______ shares of Common Stock that may be obtained by Esquire Trade & Finance, Inc. upon conversion of its remaining Series B preferred stock at a conversion price equal to the lowest per share market value during the thirty trading days prior to the conversion date, or $4.00 per share, whichever is lower. For purposes of this disclosure the conversion price was based on the lowest per share market value for the thirty trading days ending December 26, 2000, which was $______ per share.

(10) Calculated based on Rule 13d-3(d)(i) of the Exchange Act using _________ shares outstanding as of December 26, 2000. In calculating the percentage amount, we treat as outstanding the number of shares of common stock issuable upon conversion of all of that particular holder’s Series B preferred stock. We did not assume, however, the conversion of any other holder’s Series B preferred stock.

MISCELLANEOUS

           The Board of Directors may abandon the proposed Amendment at any time before it is filed with the North Carolina Secretary of State. The Board of Directors may make any and all changes to the Amendment that it deems necessary to file the Amendment with the North Carolina Secretary of State and give effect to the Reverse Split on the terms described in this Proxy Statement.

           Under North Carolina law, Shareholders are not entitled to dissenters’ rights of appraisal with respect to the Reverse Split. Because Shareholders who would have had their holdings of Common Stock reduced to less than one share by the reverse split will instead receive one share, such Shareholders will suffer no material adverse effect to their rights as Shareholders.

           The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act.

REQUIRED VOTE

           The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting is required to adopt and approve the Reverse Split.

           Assuming that the Amendment is approved, articles of amendment to the Articles of Incorporation will be filed with the Secretary of State of the State of North Carolina as promptly as practicable thereafter. The Amendment and the proposed Reverse Stock Split would become effective upon the date of filing (the “Effective Date”).

THE BOARD OF DIRECTORS STRONGLY URGES SHAREHOLDERS TO VOTE FOR THE REVERSE STOCK SPLIT. IF SHAREHOLDERS FAIL TO APPROVE THE REVERSE STOCK SPLIT, THE COMMON STOCK WILL LIKELY BE DELISTED FROM THE NASDAQ SMALLCAP MARKET.

The following resolution will be submitted to the Shareholders for approval at the Special Meeting of Shareholders:

RESOLVED, that the amendment to the Company’s Articles of Incorporation set forth in Exhibit A to the Company’s proxy statement, dated __________, 2000, be, and it hereby is, approved and adopted.

The Board of Directors recommends a vote FOR Proposal 1.

FORWARD-LOOKING STATEMENTS

           Information provided by the Company, including written or oral statements made by its representatives, may contain forward-looking information as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business, future capital expenditures and the Company’s business strategy, are forward-looking statements. In reviewing such information it should be kept in mind that actual results may differ materially from those projected or suggested in such forward-looking statements. This forward-looking information is based on various factors and was derived utilizing numerous assumptions. Many of these factors have previously been identified in filings or statements made by or on behalf of the Company, including filings with the Securities and Exchange Commission on Forms 10-Q, 10-K and 8-K.

           Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: changes in the general economy, changes in the federal or state legislation or regulation, competitive factors, adverse determinations with respect to litigation or other claims, and inability to open new properties as planned.

[PRELIMINARY COPY OF PROXY]

DIVERSIFIED SENIOR SERVICES, INC.
Special Meeting of Stockholders - January 19, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P	The undersigned shareholder of DIVERSIFIED SENIOR SERVICES, INC., a North Carolina corporation, hereby appoints William G. Benton and Susan L. Christiansen and
R	each of them the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Shareholders of the Company to be held at 10:00 A.M.
O	on January 16, 2001, and at any adjournment or adjournments thereof (the “Meeting”), with all the power which the undersigned would have if personally
X	present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs
Y	the proxies to vote as directed on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                              SEE REVERSE
               SIDE

DETACH HERE

Please mark [X] vote as in this example

           THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE 1 for 4 SPLIT PROPOSAL

1.      Approval of the resolution to the Company's Articles of Incorporation allowing for a 1 for 4 reverse split of all the Company's Common Stock.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

MARK HERE FOR ADDRESS [ ] CHANGE AND NOTE AT LEFT	MARK HERE IF YOU PLAN [ ] TO ATTEND THE MEETING

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, trustee or guardian, please give your full title.

Signature_____________ Date_________ Signature_______________ Date_________

EXHIBIT A

TEXT OF PROPOSED AMENDMENT TO THE
COMPANY'S ARTICLES OF INCORPORATION

NOW, THEREFORE, BE IT:

          RESOLVED, that the Articles of Incorporation of the Company be amended by adding a new paragraph 11 to the end of Article Two of the Articles of Incorporation of the Company stating:

"Effective as of the close of business on the day that the Articles of Amendment which contains this provision is filed with the Office of the Secretary of State of the State of North Carolina (the "Effective Date"), each whole share of Common Stock issued and outstanding at such time shall be and hereby is automatically reclassified and changed into 1/4 of one share of Common Stock (the "Reverse Split"); provided, however, that no fractional share shall be issued pursuant to the Reverse Split. In lieu of any such fractional shares, a certificate representing one (1) whole share of Common Stock shall be issued to any Shareholder who would otherwise hold only a fractional share after the Reverse Split."